UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PONO CAPITAL TWO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PONO CAPITAL TWO, INC.

643 Ilalo St. #102

Honolulu, Hawaii 96813

[●], 2024

Dear Stockholders:

On behalf of the Board of Directors of Pono Capital Two, Inc. (the “Company,” “PTWO” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at [●] a.m. Eastern Time on [●], 2024. PTWO will be holding the Special Meeting via teleconference using the following information:

Meeting information

Pono Capital Two, Inc. Shareholder Meeting Information:

Meeting Date: [●], 2024

Meeting Time: [●] a.m. Eastern Time

Via a live teleconference that can be accessed at:

[●]

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available from our proxy solicitor at:

ADVANTAGE PROXY

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

We are first mailing these materials to our stockholders on or about [●], 2024.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”), to extend the date by which PTWO has to consummate a business combination from February 9, 2024 to November 9, 2024 (the “Extended Date”);

(ii) Proposal 2 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal.

Each of the Extension Amendment proposal and the Adjournment proposal are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow the Company more time to complete the SBC Business Combination (as defined below). Our Charter provides that the Company has until February 9, 2024 (or such later date as described below, the “Termination Date”) to complete an initial business combination. If the Extension Amendment is approved, the Termination Date will be extended to November 9, 2024 for no additional amount to be paid by the Sponsor into the Trust Account. As a result of this, the Company expects that there will be significant redemptions at the Special Meeting.

On January 31, 2023, we entered into an Agreement and Plan of Merger, as amended and restated on June 21, 2023 (as amended by Amendment No. 1, dated September 8, 2023, Amendment No. 2, dated October 26, 2023, Amendment No. 3 dated December [●], 2023, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among us, Pono Two Merger Sub, Inc., a Delaware corporation and our wholly-owned subsidiary (“Merger Sub”), SBC Medical Group Holdings Incorporated, a Delaware corporation (“SBC”), Mehana Capital, LLC, in its capacity as Purchaser Representative, and Yoshiyuki Aikawa, in his capacity as Seller Representative.

2

Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into SBC, with SBC continuing as the surviving corporation. The transactions contemplated by the Merger Agreement are referred to herein as the “SBC Business Combination.”

As a condition to closing of the SBC Business Combination, SBC will complete certain restructuring transactions pursuant to which SBC Medical Group Co., Ltd., a Japanese corporation (“SBC-Japan”) and certain related entities which carry on the business of SBC-Japan and such other related entities, will become subsidiaries of SBC.

As consideration for the SBC Business Combination, the holders of SBC securities as of the closing of the SBC Business Combination, collectively will be entitled to receive from us, in the aggregate, a number of our securities with an aggregate value equal to (a) $1,000,000,000, minus (b) the amount, if any, by which $3,000,000 exceeds SBC’s Net Working Capital, plus (c) the amount, if any, by which SBC’s Net Working Capital exceeds $3,000,000, minus (d) the aggregate amount of any outstanding indebtedness (minus cash held by SBC) of SBC at Closing, minus (e) specified transaction expenses of SBC associated with the Business Combination.

Please see the Current Reports on Form 8-K we filed with the SEC on February 2, 2023, June 22, 2023, September 11, 2023, October 26, 2023, and [●] for additional information.

PTWO and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the SBC Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but are concerned that there may not be sufficient time before the Termination Date to consummate the SBC Business Combination. Accordingly, PTWO’s board of directors (the “Board”) has determined that, given PTWO’s expenditure of time, effort and money on identifying SBC as a target business and completing the SBC Business Combination, it is in the best interests of its stockholders to approve the Extension Amendment to allow for additional time to consummate the SBC Business Combination if needed, and, assuming that the Extension Amendment is so approved and the Charter is amended, PTWO believes it will have sufficient time to consummate the SBC Business Combination before the Extended Date.

If the Extension Amendment is approved and the Board determines that PTWO will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, PTWO would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to PTWO to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if PTWO has not completed a business combination by the Extended Date and does not to seek any further extension to consummate a business combination. Mehana Capital LLC, our sponsor (the “Sponsor”), our officers and directors and the representative of the underwriters in the our initial public offering (collectively, the “Sponsor Group”) hold the right to vote over an aggregate of [●] shares of Common Stock which include [●] shares of our Class B Common Stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and [●] shares of Class A common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

3

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the initial stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the initial stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[●] per share, based on the amounts held in the Trust Account as of [●], 2023 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the initial stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the initial stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Special Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the initial stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

If PTWO does not implement the Extension Amendment, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

4

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. For the avoidance of doubt, the proceeds placed in the Company’s Trust Account and the interest earned thereon will not be used to pay for any excise tax due under the IRA in connection with any redemptions of the Company’s Class A common stock prior to or in connection with its initial business combination.

As of [●], 2023, there was approximately $[●] in the Trust Account. If the Extension Amendment is approved, the redemption price per share will be approximately $[●] per share (after deducting taxes payable). The closing price of the Company’s Class A common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by February 9, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock, including the Founder Shares and the shares underlying the Private Placement Units, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2023 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and the Adjournment proposals and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Darryl Nakamoto
Darryl Nakamoto
Chief Executive Officer

[●], 2024

5

PONO CAPITAL TWO, INC.

643 Ilalo St. #102

Honolulu, Hawaii 96813

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2024

[●], 2024

To the Stockholders of Pono Capital Two, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Pono Capital Two, Inc. (the “Company,” “PTWO” or “we”), a Delaware corporation, will be held on [●], 2024, at [●] a.m. Eastern Time. The Company will be holding the Special Meeting via teleconference using the following information:

Meeting information

Pono Capital Two, Inc. Shareholder Meeting Information:

Meeting Date: [●], 2024

Meeting Time: [●] a.m. Eastern Time

Via a live teleconference that can be accessed at:

[●]

The purpose of the Special Meeting will be to consider and vote upon the following matters:

1.	A proposal to amend (the “Extension Amendment”) PTWO’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”), to extend the date by which PTWO has to consummate a business combination from February 9, 2024 to November 9, 2024 (the “Extended Date”);

2.	A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on [●], 2023 as the record date for the Special Meeting and only holders of record of the Company’s Common Stock at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Darryl Nakamoto
Darryl Nakamoto Chief Executive Officer

Honolulu, Hawaii

[●], 2024

6

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2024. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE FROM OUR PROXY SOLICITOR AT:

ADVANTAGE PROXY

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

PONO CAPITAL TWO, INC.

643 Ilalo St. #102

Honolulu, Hawaii 96813

7

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2024

FIRST MAILED ON OR ABOUT [●], 2024

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Pono Capital Two, Inc. (the “Company,” “PTWO” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on [●], 2024 at [●] a.m. Eastern Time for the purposes set forth in the accompanying Notice of Special Meeting. PTWO will be holding the Special Meeting, and any adjournments thereof, via teleconference using the following information:

Meeting information

Pono Capital Two, Inc. Shareholder Meeting Information:

Meeting Date: [●], 2024

Meeting Time: [●] a.m. Eastern Time

Via a live teleconference that can be accessed at:

[●]

The principal executive offices of the Company are located at 643 Ilalo St. #102, Honolulu, Hawaii 96813 and its telephone number, including area code, is (808) 892-6611.

8

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements contained herein, including but not limited to: (i) the risk that the SBC Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the SBC Business Combination, including the approval of the Merger Agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed business combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed business combination; (vi) the effect of the announcement or pendency of the proposed business combination on SBC’s business relationships, operating results and business generally; (vii) risks that the proposed business combination disrupts the current plans of SBC; (viii) the risk that Pono and SBC will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (ix) the ability of the parties to recognize the benefits of the Merger Agreement and the SBC Business Combination; (x) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xi) statements regarding SBC’s industry and market size; (xii) financial condition and performance of SBC and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the SBC Business Combination, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of SBC; and (xiii) those factors discussed in Pono’s filings with the SEC and that that will be contained in the proxy statement relating to the SBC Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the proxy statement and other documents to be filed by Pono from time to time with the Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while SBC and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of SBC or Pono gives any assurance that SBC and Pono will achieve their respective expectations.

9

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) PTWO’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”), to extend the date by which PTWO has to consummate a business combination from February 9, 2024 to November 9, 2024 (the “Extended Date”);

2.	Proposal 2 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

The purpose of the Extension Amendment is to allow the Company more time to complete the SBC Business Combination (as defined below). Our Charter provides that the Company has until February 9, 2024 (or such later date as described below, the “Termination Date”) to complete an initial business combination. If the Extension Amendment is approved, the Termination Date will be extended to November 9, 2024 for no additional amount to be paid by the Sponsor into the Trust Account. As a result of this, the Company expects that there will be significant redemptions at the Special Meeting.

On January 31, 2023, we entered into an Agreement and Plan of Merger, as amended and restated on June 21, 2023 (as amended by Amendment No. 1, dated September 8, 2023, Amendment No. 2, dated October 26, 2023, Amendment No. 3 dated [●], 2023, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among us, Pono Two Merger Sub, Inc., a Delaware corporation and our wholly-owned subsidiary (“Merger Sub”), SBC Medical Group Holdings Incorporated, a Delaware corporation (“SBC”), Mehana Capital, LLC, in its capacity as Purchaser Representative, and Yoshiyuki Aikawa, in his capacity as Seller Representative.

Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into SBC, with SBC continuing as the surviving corporation. The transactions contemplated by the Merger Agreement are referred to herein as the “SBC Business Combination.”

As a condition to closing of the SBC Business Combination, SBC will complete certain restructuring transactions pursuant to which SBC Medical Group Co., Ltd., a Japanese corporation (“SBC-Japan”) and certain related entities which carry on the business of SBC-Japan and such other related entities, will become subsidiaries of SBC.

As consideration for the SBC Business Combination, the holders of SBC securities as of the closing of the SBC Business Combination, collectively will be entitled to receive from us, in the aggregate, a number of our securities with an aggregate value equal to (a) $1,000,000,000, minus (b) the amount, if any, by which $3,000,000 exceeds SBC’s Net Working Capital, plus (c) the amount, if any, by which SBC’s Net Working Capital exceeds $3,000,000, minus (d) the aggregate amount of any outstanding indebtedness (minus cash held by SBC) of SBC at Closing, minus (e) specified transaction expenses of SBC associated with the Business Combination.

Please see the Current Report on Form 8-K we filed with the SEC on February 2, 2023, June 22, 2023, September 11, 2023, October 26, 2023, and [●] for additional information.

PTWO and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the SBC Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but are concerned that there may not be sufficient time before the Termination Date to consummate the SBC Business Combination. Accordingly, PTWO’s board of directors (the “Board”) has determined that, given PTWO’s expenditure of time, effort and money on identifying SBC as a target business and completing the SBC Business Combination, it is in the best interests of its stockholders to approve the Extension Amendment to allow for additional time to consummate the SBC Business Combination if needed, and, assuming that the Extension Amendment is so approved and the Charter is amended, PTWO believes it will have sufficient time to consummate the SBC Business Combination before the Extended Date.

If the Extension Amendment is approved and the Board determines that PTWO will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, PTWO would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to PTWO to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if PTWO has not completed a business combination by the Extended Date and does not to seek any further extension to consummate a business combination. Mehana Capital LLC, our sponsor (the “Sponsor”), our officers and directors and the representative of the underwriters in the our initial public offering (collectively, the “Sponsor Group”) hold the right to vote over an aggregate of [●] shares of Common Stock which include [●] shares of our Class B common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and [●] shares of Class A common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

10

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the initial stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the initial stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[●] per share, based on the amounts held in the Trust Account as of [●], 2023 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the initial stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the initial stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Special Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the initial stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

If PTWO does not implement the Extension Amendment, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. For the avoidance of doubt, the proceeds placed in the Company’s Trust Account and the interest earned thereon will not be used to pay for any excise tax due under the IRA in connection with any redemptions of the Company’s Class A common stock prior to or in connection with its initial business combination.

11

As of [●], 2023, there was approximately $[●] in the Trust Account. If the Extension Amendment is approved, the redemption price per share will be approximately $[●] per share (after deducting taxes payable). The closing price of the Company’s Class A common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by February 9, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock, including the Founder Shares and the shares underlying the Private Placement Units, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2023 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [●], 2023 and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof. The Company’s warrants do not have voting rights.

12

The shares of the Company’s common stock (“Common Stock”), which term includes the Company’s shares of Class A Common Stock (the “Class A common stock”), and shares of Class B Common Stock (the “Class B common stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [●], 2024.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is [●]. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of [●] shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Sixty-five percent (65%) of all outstanding shares of the Common Stock	No
Adjournment	Majority of the outstanding common shares represented by attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

The Sponsor, the Company’s officers and directors and their respective affiliates, as well as the other members of the Sponsor Group, are expected to vote any Common Stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal. On the record date, the [●] founder shares represented approximately [●]% of the Company’s issued and outstanding Common Stock.

13

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	unless PTWO consummates an initial business combination, the Sponsor and PTWO’s officers, directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the PTWO IPO and private placement not deposited in the Trust Account;

●	with certain limited exceptions, PTWO’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of (A) six months after the completion of our initial business combination or (B) subsequent to the business combination, (x) if the last reported sale price of our Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (y) the date on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of Common Stock for cash, securities or other property;

●	the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

●	based on the difference in the purchase price of $[●] that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the combined company after the Closing falls below the price initially paid for the public units in the PTWO IPO and the public investors experience a negative rate of return following the Closing of the SBC Business Combination;

●	the fact that the Sponsor paid an aggregate of $25,000 (or approximately $[●] per share) for their [●] Founders Shares and such securities had a value of $[●] based on the closing price of the Company’s Class A Common Stock on [●], 2023. Further, the Founder Shares have no redemption rights upon PTWO’s liquidation and will be worthless if no business combination is effected;

●	the fact that the Sponsor currently hold 634,375 private units which were purchased at a price of $10.00 per unit, or an aggregate value of $6,343,750, and which have no redemption rights upon PTWO’s liquidation and will be worthless if no business combination is effected; and

●	the fact that the Sponsor Group has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

14

Additionally, if the Extension Amendment proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain of our directors are citizens of countries other than the United States. In addition, SBC, the company with which we entered into the Merger Agreement, is a Japanese company with operations in Japan and certain of its directors are citizens of countries other than the United States. While we believe that the nature of PTWO’s business, and the nature of the businesses of SBC, should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the SBC Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the SBC Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by February 9, 2024 (or November 9, 2024 if the Extension Amendment proposal is approved by the stockholders) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering.

Although that proposed safe harbor rule has not yet been adopted, the SEC has indicated there are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. We have entered into a definitive initial business combination agreement within 18 months after August 8, 2022 (the effective date of our IPO registration statement) and may not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

15

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of our Common Stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we are a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the IR Act on any redemptions or stock buybacks by the Company. For the avoidance of doubt, the proceeds placed in the Company’s Trust Account and the interest earned thereon will not be used to pay for any excise tax due under the IRA in connection with any redemptions of the Company’s Class A common stock prior to or in connection with its initial business combination.

Voting Procedures

Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our Common Stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by the Board of directors. Our board of directors recommends voting “FOR” the Extension Amendment proposal and the Adjournment proposal.

16

●	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock.

Solicitation of Proxies

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 10904

Yakima, WA 98909

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: KSmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Pono Capital Two, Inc., 643 Ilalo St. #102, Honolulu, Hawaii 96813; Attention: Secretary, or call the Company promptly at (808) 892-6611.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Pono Capital Two, Inc., 643 Ilalo St. #102, Honolulu, Hawaii 96813; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $[●] on [●], 2023, the estimated per share conversion price would have been approximately $[●] (after deducting taxes payable).

17

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on [●], 2024 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: spacredemptions@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address or contact information listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our Common Stock, as they may receive higher proceeds from the sale of their Common Stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our Common Stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our Common Stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our Common Stock will cease to be outstanding immediately prior to filing of the Extension Amendment with the Delaware Secretary of State (assuming the Extension Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment is not approved and we do not consummate an initial business combination by February 9, 2024, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase Common Stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of Common Stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the record date. The percentages below are based on 5,489,625 shares of Common Stock issued and outstanding, including 5,489,624 shares of Class A common stock, and 1 shares of Class B common stock. The following table does not reflect record of beneficial ownership of the warrants included in the units or the private warrants issued pursuant to the Company’s initial public offering as these warrants are not exercisable until the consummation of the Company’s initial business combination.

	Number of Shares Beneficially	Approximate Percentage of Outstanding Common
Name and Address of Beneficial Owner(1)	Owned	Stock
Darryl Nakamoto	0	0%
Allison Van Orman	0	0%
Dustin Shindo(2)	3,509,375	63.9%
Kotaro Chiba	0	0%
Mike Sayama	0	0%
Trisha Nomura	0	0%
All directors and executive officers as a group (6 individuals)	3,509,375	63.9%
Mehana Capital LLC(2)	3,509,375	63.9%

* Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Pono Capital Two, Inc., 643 Ilalo St. #102, Honolulu, Hawaii 96813.
(2)	Includes 1 shares of Class B common stock which are convertible into Class A common stock on a one-for-one basis at the time of our initial business combination. Mehana Capital LLC, the Sponsor, is the record holder of the securities reported herein. Dustin Shindo, our Chairman, is the managing member of the Sponsor. By virtue of this relationship, Mr. Shindo may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Mr. Shindo disclaims any such beneficial ownership except to the extent of his pecuniary interest.

19

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) PTWO’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”), to extend the date by which PTWO has to consummate a business combination from February 9, 2024 to November 9, 2024 (the “Extended Date”). The Extension Amendment proposal is essential to the overall implementation of the Company’s plan to allow the Company more time to complete the proposed SBC Business Combination. All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension Amendment is approved. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our Common Stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting).

For illustrative purposes, based on funds in the trust account of approximately $[●] on [●], 2023, the estimated per share conversion price would have been approximately $[●] (after deducting taxes payable). The closing price of the Company’s Common Stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to allow the Company more time to complete the SBC Business Combination (as defined below). Our Charter provides that the Company has until February 9, 2024 (or such later date as described below, the “Termination Date”) to complete an initial business combination. If the Extension Amendment is approved, the Termination Date will be extended to November 9, 2024 for no additional amount to be paid by the Sponsor into the Trust Account.

On January 31, 2023, we entered into an Agreement and Plan of Merger, as amended and restated on June 21, 2023 (as amended by Amendment No. 1, dated September 8, 2023, Amendment No. 2, dated October 26, 2023, Amendment No. 3 dated December [●], 2023, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among us, Pono Two Merger Sub, Inc., a Delaware corporation and our wholly-owned subsidiary (“Merger Sub”), SBC Medical Group Holdings Incorporated, a Delaware corporation (“SBC”), Mehana Capital, LLC, in its capacity as Purchaser Representative, and Yoshiyuki Aikawa, in his capacity as Seller Representative.

Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into SBC, with SBC continuing as the surviving corporation. The transactions contemplated by the Merger Agreement are referred to herein as the “SBC Business Combination.”

As a condition to closing of the SBC Business Combination, SBC will complete certain restructuring transactions pursuant to which SBC Medical Group Co., Ltd., a Japanese corporation (“SBC-Japan”) and certain related entities which carry on the business of SBC-Japan and such other related entities, will become subsidiaries of SBC.

20

As consideration for the SBC Business Combination, the holders of SBC securities as of the closing of the SBC Business Combination, collectively will be entitled to receive from us, in the aggregate, a number of our securities with an aggregate value equal to (a) $1,000,000,000, minus (b) the amount, if any, by which $3,000,000 exceeds SBC’s Net Working Capital, plus (c) the amount, if any, by which SBC’s Net Working Capital exceeds $3,000,000, minus (d) the aggregate amount of any outstanding indebtedness (minus cash held by SBC) of SBC at Closing, minus (e) specified transaction expenses of SBC associated with the Business Combination.

Please see the Current Reports on Form 8-K we filed with the SEC on February 2, 2023, June 22, 2023, September 11, 2023, October 26, 2023, and [●] for additional information.

PTWO and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the SBC Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but there will not be sufficient time before the Termination Date to consummate the SBC Business Combination. Accordingly, PTWO’s board of directors (the “Board”) has determined that, given PTWO’s expenditure of time, effort and money on identifying SBC as a target business and completing the SBC Business Combination, it is in the best interests of its stockholders to approve the Extension Amendment to allow for additional time to consummate the SBC Business Combination if needed, and, assuming that the Extension Amendment is so approved and the Charter is amended, PTWO believes it will have sufficient time to consummate the SBC Business Combination before the Extended Date.

If the Extension Amendment is approved and the Board determines that PTWO will not be able to consummate an initial business combination by the Extended Date and does not to seek any further extension to consummate a business combination, PTWO would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

As of the date hereof, PTWO’s portfolio of investments held in the Trust Account is comprised of U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940 (the “Investment Company Act”), with a maturity of 185 days or less, or investments in money market funds that invest in U.S. government securities, or a combination thereof. There is uncertainty under the Investment Company Act whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. PTWO’s IPO registration statement became effective on August 4, 2022. Due to this uncertainty, PTWO intends to convert all of the assets held in the Trust Account into cash prior to August 4, 2024 to ensure that PTWO does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to PTWO to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if PTWO has not completed a business combination by the Extended Date and does not to seek any further extension to consummate a business combination. Mehana Capital LLC, our sponsor (the “Sponsor”), our officers and directors and the representative of the underwriters in the our initial public offering (collectively, the “Sponsor Group”) hold the right to vote over an aggregate of [●] shares of Common Stock which include [●] shares of our Class B Common Stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and [●] shares of Class A common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

21

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or the initial stockholders or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the initial stockholders or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[●] per share, based on the amounts held in the Trust Account as of [●], 2023 after the release of interest income to be used by the Company to pay its income and franchise tax obligations); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the initial stockholders or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment proposal will be approved; (iv) the identities of the securityholders who sold to the initial stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal at the Special Meeting and could decrease the chances that the Extension Amendment proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the initial stockholders or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal.

If PTWO does not implement the Extension Amendment, it will not redeem any public shares submitted for redemption solely in connection with the Special Meeting.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

22

We are not permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on us pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) on any redemptions or stock buybacks by the Company. For the avoidance of doubt, the proceeds placed in the Company’s Trust Account and the interest earned thereon will not be used to pay for any excise tax due under the IRA in connection with any redemptions of the Company’s Class A common stock prior to or in connection with its initial business combination.

As of [●], 2023, there was approximately $[●] in the Trust Account. If the Extension Amendment is approved, the redemption price per share will be approximately $[●] per share (after deducting taxes payable). The closing price of the Company’s Class A common stock on [●], 2023 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and we do not consummate a business combination by February 9, 2024, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Required Vote

Subject to the foregoing, the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock, including the Founder Shares and the shares underlying the Private Placement Units, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2023 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

The Sponsor, the Company’s officers and directors and their respective affiliates, as well as the other members of the Sponsor Group, are expected to vote any Common Stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal. On the record date, the [●] founder shares represented approximately [●]% of the Company’s issued and outstanding Common Stock.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

23

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairperson of the special meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal in this Proxy Statement. If the adjournment proposal is not approved by our stockholders, the chairperson of the meeting will not exercise his or her ability to adjourn the Special Meeting to a later date (which he or she would otherwise have as the chairperson) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairperson of the special meeting will exercise his or her power to adjourn the Special Meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

24

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment proposals by contacting us at the following address or telephone number:

Pono Capital Two, Inc.

643 Ilalo St. #102

Honolulu, Hawaii 96813

(808) 892-6611

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at:

Advantage Proxy

P.O. Box 10904

Yakima, WA 98909

Toll-Free: 877-870-8565

Collect: 206-870-8565

Email: KSmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [●], 2024.

25

Annex A

Charter Amendment

AMENDMENT TO THE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

PONO CAPITAL TWO, INC.

[●], 2024

Pono Capital Two, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is Pono Capital Two, Inc. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 11, 2022. The amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 17, 2022. The second amended and restated certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 2, 2022. The Third Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on August 4, 2022.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 14, 2022, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 27 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”“

A-1

IN WITNESS WHEREOF, Pono Capital Two, Inc. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Pono Capital Two, Inc.

By:
Name:	Darryl Nakamoto
Title:	Chief Executive Officer

A-2

PROXY CARD

PONO CAPITAL TWO, INC.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on [●], 2024: The Proxy Statement is available from our proxy solicitor at:

ADVANTAGE PROXY

P.O. Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

The undersigned hereby appoints Darryl Nakamoto and Dustin Shindo, and each of them, as proxies, with full power of substitution, of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Pono Capital Two, Inc. (the “Company”), to be held via teleconference as described in the Proxy Statement on [●],2024 at [●] a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [●], 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (AS AMENDED) TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM FEBRUARY 9, 2024 TO NOVEMBER 9, 2024.

For ☐ Against ☐ Abstain ☐

2.	PROPOSAL 2. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRPERSON OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE SPECIAL MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1.

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes       No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.